UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

303 W. Wall, Suite 1400
Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Legacy Reserves LP Compensation Policy

On February 18, 2010, the Compensation Committee ( the “Committee”) of Legacy Reserves GP, LLC, the general partner (the “General Partner”) of Legacy Reserves LP (the “Partnership”), approved a revised methodology of calculating the objective portion of equity-based incentive compensation applicable to the General Partner’s Chairman and Chief Executive Officer, Cary D. Brown. With respect to the General Partner’s remaining executive officers, the Committee recommended the revised methodology to the board of directors (the “Board”) of the General Partner, and the Board approved such revised methodology.

With the exception of the revised calculation methodology for the number of phantom units subject to vesting under the objective portion of the equity-based incentive compensation, the provisions of the Legacy Reserves LP Compensation Policy as previously adopted on September 21, 2009 remain in full force and effect.  All material provisions of the Legacy Reserves LP Compensation Policy, as amended and restated (the “Compensation Policy”), are set forth below.

The goals of the new Compensation Policy are to:

•	align the compensation of the executive officers of the General Partner with unitholder return;

•	be competitive with peer companies; and

•	have the flexibility to be both competitive and aligned with unitholder return in a volatile economic climate.

Non-Equity Incentive Compensation (Cash Bonus).  The objective and subjective components of the non-equity incentive compensation under the Compensation Policy each comprise 50% of the maximum bonus available expressed as a percentage of annual salary for each executive officer, as set forth in the following table.

		Maximum Cash Bonus Opportunity as a Percentage of Annual Salary
Executive Officer	Title	Subjective	Objective	Total
Cary D. Brown	Chairman of the Board and Chief Executive Officer	55%	55%	110%
Steven H. Pruett	President, Chief Financial Officer and Secretary	50%	50%	100%
Paul T. Horne	Executive Vice President of Operations	40%	40%	80%
Kyle A. McGraw	Director, Executive Vice President of Business Development and Land	35%	35%	70%
William M. Morris	Vice President, Chief Accounting Officer and Controller	30%	30%	60%

The objective component (up to 50% of the annual cash bonus) will be based on two measures of equal weight:

•	EBITDA (as defined in the Partnership’s revolving credit facility); and

•	Growth in cash distributions per unit.

The percentage levels that may be earned each year are based on the ranges of performance levels with respect to each target as set forth in the following table, as determined by straight-line interpolation.

Measure	Weight	Performance Level/Percent Earned
EBITDA	50%	85% of Target	100% of Target	115% of Target
		30%	75%	100%
Cash Distributions Per Unit	50%	0% Growth	7.5% Growth	15% Growth
		50%	75%	100%

These objective measures are intended to align the incentive compensation of each executive officer with unitholder return by rewarding performance that maintains or grows distributions and increases EBITDA. EBITDA and growth in cash distributions per unit are used to determine the objective component of the cash bonus.  The respective target levels, for purposes of the annual cash bonus determination only, will be set by the Committee at the beginning of each year after considering management’s recommendation.

Equity-Based Incentive Compensation. The equity-based incentive compensation will also employ a mix of subjective and objective measures.

Subjective or Service-Based Component. The subjective or service-based component will be determined by a subjective evaluation of prior fiscal year performance and, with respect to each executive officer, may be awarded up to the maximum percentage of annual salary as set forth in the table below. Once granted, the only condition to vesting will be that the executive officer remain in the service of the Partnership until the end of the respective vesting period. The vesting of service-based equity-based awards, once granted, is not subject to the attainment of any performance criteria.

Objective or Performance-Based Component. The objective or performance-based component will be granted each year at the maximum percentage listed in the table below, but the amount vested each year for the three-year vesting period will be determined on each vesting date in accordance with a formula (as set forth under “Calculation of Vesting of Objective Component of Equity-Based Compensation” below) based on the objective total unitholder return and relative performance measures (described below) achieved during the fiscal year prior to the applicable vesting date. If none or only a portion of phantom units of a particular tranche vest as a result of target levels not being met, the unvested portion of phantom units will be forfeited.

All equity-based incentive compensation awards will be phantom units, with associated distribution equivalent rights (“DERs”), up to the maximum amounts reflected as percentages of annual salary as set forth in the following table.

		Maximum Grant Value of Phantom Units as a Percentage of Annual Salary
Executive Officer	Title	Subjective	Objective	Total
Cary D. Brown	Chairman of the Board and Chief Executive Officer	100%	150%	250%
Steven H. Pruett	President, Chief Financial Officer and Secretary	80%	120%	200%
Paul T. Horne	Executive Vice President of Operations	60%	90%	150%
Kyle A. McGraw	Director, Executive Vice President of Business Development and Land	50%	75%	125%
William M. Morris	Vice President, Chief Accounting Officer and Controller	40%	60%	100%

A phantom unit is a notional unit that entitles the holder upon vesting to receive the same number of Partnership units, or, at the discretion of the Compensation Committee, cash valued at the closing price of units on the vesting date. The number of phantom units granted will be determined by dividing the dollar amount of the intended grant value by the average closing price of Partnership units over the 20 trading days preceding the date of grant.

All phantom unit grants will vest over a three-year period, with each tranche to vest on the first, second and third anniversary of the initial grant date, as applicable. With respect to the objective component only, the actual number vested will be determined based on the three-step formula set forth below.

With respect to all phantom unit grants, DERs will accumulate and accrue based on the assumed 100% vesting of each tranche. With respect to the objective component only, the actual amounts payable will be based solely on the number of vested underlying phantom units.

Calculation of Vesting of Objective Component of Equity-Based Compensation.

At the vesting date of each one-third tranche of the objective or performance-based component of equity-based compensation, the number of phantom units to vest each year will be determined based on the following three-step process, with the total vested amount for each year to be determined by adding the values arrived at in Step 1 and Step 2.

Step 1:  50% of the performance-based award will be a function of the Total Unitholder Return for the Partnership (“Legacy TUR”) and the ordinal rank of the Legacy TUR among such upstream master limited partnership (“MLP”) peer companies as determined by the Compensation Committee at the beginning of each fiscal year  (“Peer Group”).    The percentage of the 50% of the performance-based award to vest under this Step 1 is determined within a matrix which ranges from 0% to 100% and will increase from 0% to 100% as each of the Legacy TUR and the ordinal rank of the Legacy TUR among the Peer Group increase.  The applicable Legacy TUR range is from less than 8% (where no vesting will occur) to more than 20% (where 100% of the amount available under this Step 1 is subject to vesting, dependent upon the Legacy TUR rank among the Peer Group).

For the 2010-2012 performance period, the Peer Group consists of the Partnership, Breitburn Energy Partners L.P., Encore Energy Partners LP, EV Energy Partners, L.P., Linn Energy, LLC, Pioneer Southwest Energy Partners L.P. and Vanguard Natural Resources, LLC.  If any company in the Peer Group ceases to be publicly traded during any performance period, the Compensation Committee will adjust the composition of the Peer Group as it deems appropriate.

Step 2:  50% of the performance-based award will be a function of the Legacy TUR and the percentile rank of the Partnership among a group of MLPs included in the Alerian MLP Index (such group of MLPs as determined by the Compensation Committee, excluding publicly traded general partners of MLPs and shipping companies) (the “Adjusted Alerian Index”).  The percentage of the 50% of the performance-based award to vest under this Step 2 is determined within a matrix which ranges from 0% to 100% and will increase from 0% to 100% as the Legacy TUR and the percentile rank of the Legacy TUR among the Adjusted Alerian Index increases.  The applicable Legacy TUR range is from less than 8% (where no vesting occurs) to more than 20% (where 100% vesting will be available, dependent upon the percentile rank of the Legacy TUR within the Adjusted Alerian Index).

Step 3:  The respective award values arrived at by performing the calculations set forth in Step 1 and Step 2 above will be added to determine the total vested portion of the performance-based equity award with respect to a particular fiscal year.

2010 Salaries and 2009 Cash Bonuses for Executive Officers

Salaries. The Committee determined the Chief Executive Officer’s 2010 salary as follows, and, upon recommendation of the Committee, the Board determined 2010 salaries for the remaining executive officers as follows, all effective March 1, 2010:

Executive Officer	2010 Salary
Cary D. Brown Chairman of the Board and Chief Executive Officer	$364,000
Steven H. Pruett President, Chief Financial Officer and Secretary	$292,000
Paul T. Horne Executive Vice President of Operations	$258,000
Kyle A. McGraw Executive Vice President of Business Development and Land	$242,000
William M. Morris Vice President, Chief Accounting Officer and Controller	$227,000

The Committee recommended, and the Board approved, that salaries will be reviewed annually in the first quarter of each year.

Cash Bonuses with respect to 2009.  On February 18, 2010, in accordance with the Compensation Policy, the Committee approved, subject to Audit Committee approval of the final EBITDA calculation for 2009, the following bonus awards for Mr. Cary Brown, and, with respect to the remaining executive officers, recommended the following bonus awards to the Board and the Board approved such awards, also subject to Audit Committee approval of the final EBITDA calculation for 2009.

Subjective Cash Award.  Each executive officer will be awarded the cash bonuses in the amounts determined by the percentage of maximum levels available, as set forth under “% of Subjective Factor” in the table below, and the potential maximum level of the subjective component of short-term (cash) incentive compensation for 2009 (the “Subjective Factor” as set forth below).

Objective Cash Award.   As set forth in the Compensation Policy, the objective component (up to 50% of the annual cash bonus) is based on EBITDA and growth in cash distributions per unit, weighted equally.  In accordance with the performance level/percentage earned calculation set forth in the Compensation Policy, the cash bonus with respect to each executive officer will be awarded as follows:

	Objective			Subjective			Total Bonus
Executive Officer	2009 Salary	Objective Factor	Bonus Amount (1)	Subjective Factor	% of Subjective Factor	Bonus Amount
Cary D. Brown	$ 325,000	55%	$ 102,996	55%	80%	$ 143,000	$ 245,996
Steve H. Pruett	$ 275,000	50%	$ 79,228	50%	80%	$ 110,000	$ 189,228
Paul T. Horne	$ 250,000	40%	$ 57,620	40%	90%	$ 90,000	$ 147,620
Kyle A. McGraw	$ 235,000	35%	$ 47,392	35%	70%	$ 57,575	$ 104,967
William M. Morris	$ 220,000	30%	$ 38,029	30%	70%	$ 46,200	$ 84,229

(1) The amounts shown are preliminary and are subject to Audit Committee approval of the final EBITDA calculation for 2009.  The amounts are determined by using a weighted earned percentage of 57.6% of the Objective Factor as determined in accordance with the formula set forth in the Compensation Policy. See “Amendment to Legacy Reserves LP Compensation Policy – Non-Equity Incentive Compensation (Cash Bonus)” above.

2010 Phantom Unit Grant

On February 18, 2010, in accordance with the Compensation Policy, the Committee approved the following phantom unit awards for Mr. Cary Brown, and, with respect to the remaining executive officers, recommended the following phantom unit awards to the Board and the Board approved such awards.

A phantom unit is a notional unit that entitles the holder upon vesting to receive the same number of Partnership units, or, at the discretion of the Compensation Committee, cash valued at the closing price of units on the vesting date. All phantom unit grants will vest over a three-year period, with each tranche to vest on the first, second and third anniversary of the initial grant date, as applicable. With respect to the objective component only, the actual number vested will be determined based on the attainment of objective performance criteria as set forth in the Compensation Policy.

With respect to all phantom unit grants, associated DERs have been granted, which will accrue and be payable upon vesting. DERs will accumulate and accrue based on the assumed 100% vesting of each tranche. With respect to the objective component only, the actual amounts payable will be based solely on the number of vested underlying phantom units.

Subjective or Service-Based Component.  Each executive officer was awarded the maximum level available of the potential subjective component of long-term (equity) incentive compensation for 2009 (such maximum available level as set forth in the table below), with the number of phantom units granted determined by using the 20-day average closing price of Partnership units prior to February 18, 2010, or $20.07.  The only condition to vesting will be that the award recipient remain in the service of the Partnership until the end of the respective vesting period.  The vesting of service-based equity-based awards, once granted, is not subject to the attainment of any performance criteria.

Objective Equity Compensation.  The number of phantom units for the objective component of equity-based compensation was granted as prescribed by the Compensation Policy at the maximum level, in an amount based on the average closing price of Partnership units for the 20 trading day period ended the last trading day prior to January 1, 2010, or $18.86.  As set forth in the Compensation Policy, the objective or performance-based component is granted each year at the maximum percentage listed in the table below, but the amount vested each year for the three-year vesting period will be determined on each vesting date in accordance with a formula based on the objective total unitholder return measures achieved during the fiscal year prior to the applicable vesting date.  If none or only a portion of phantom units of a particular one-third tranche vest as a result of target levels not being met, such number of phantom units will be forfeited.

Phantom Unit Grants
	Objective Grant			Subjective Grant
Executive Officer	2009 Salary	Objective Factor (1)	Maximum Phantom Units (2)	Subjective Factor (1)	Subjective Award	Phantom Units (3)
Cary D. Brown	$325,000	150%	25,848	100%	100%	16,193
Steve H. Pruett	$275,000	120%	17,497	80%	100%	10,962
Paul T. Horne	$250,000	90%	11,930	60%	100%	7,474
Kyle A. McGraw	$235,000	75%	9,345	50%	100%	5,855
William M. Morris	$220,000	60%	6,999	40%	100%	4,385

(1)      Represents percentage of 2009 salary.
(2)        Represents maximum number of phantom units available to vest in one-third tranches over the next three years starting February 18, 2011, pending attaining specified performance criteria.  Unvested phantom units will be forfeited.
(3)        Phantom units vest 1/3 each anniversary

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Form of Grant Agreement - Phantom Units (Objective).
Exhibit 99.2	Form of Grant Agreement - Phantom Units (Subjective).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Reserves LP By: Legacy Reserves GP, LLC, its General Partner

Date: February 24, 2010	By:	/s/ Cary D. Brown
Name: Cary D. Brown
Title: Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Form of Grant Agreement - Phantom Units (Objective).
Exhibit 99.2	Form of Grant Agreement - Phantom Units (Subjective).